UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 4, 2004

SEABULK INTERNATIONAL, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28732	65-0966399
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2200 ELLER DRIVE, P.O. BOX 13038, FT. LAUDERDALE, Florida		33316
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954 523 2200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On November 4, 2004, Seabulk International, Inc. (the "Company") issued a press release announcing its results of operations for the three months and nine months ended September 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The Company held a conference call to discuss third quarter 2004 results at 11:00 a.m. E.D.S.T. on Thursday, November 4, 2004, as previously announced by a press release on October 28, 2004, which included instructions as to when and how to access the presentation and location on the Registrant’s Web site where the information would be available. An audio replay of the presentation is currently available on the Seabulk Web site at www.seabulkinternational.com (click on Investors link) and will continue to be available for the next 90 days.

In addition to the scripted remarks made by the Company, the Company made the following points in the Question and Answer period in response to questions from the audience:

* Asset sales proceeds in the third quarter were $625,000. Net gain from assets sales in the third quarter was $450,000.

* Unrestricted cash on hand at the end of the third quarter was $11.1 million. Restricted and unrestricted cash on hand was $34.2 million.

* Total debt including current liabilities at the end of the third quarter was $577 million. The increase in debt versus the second quarter was due to vessel acquisitions.

Item 9.01. Financial Statements and Exhibits.

99.1 Press Release of Seabulk International, Inc. dated November 4, 2004.
99.2 Script from Seabulk International, Inc. teleconference held on November 4,
2004 to discuss third quarter 2004 results.

This information, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, except if the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEABULK INTERNATIONAL, INC.

November 4, 2004	By:	ALAN R. TWAITS

Name: ALAN R. TWAITS
Title: SENIOR VICE PRESIDENT & GENERAL COUNSEL

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Seabulk International, Inc. dated November 4, 2004.
99.2	Script from Seabulk International, Inc. teleconference held on November 4,